Exhibit 32.2

Certification Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Momentive Performance Materials Inc. (“MPM”) on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Rule 13a or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John G. Boss	/s/ Erick R Asmussen
John G. Boss	Erick R Asmussen
Chief Executive Officer	Chief Financial Officer

March 16, 2016	March 16, 2016

A signed original of this statement required by Section 906 has been provided to MPM and will be retained by MPM and furnished to the Securities and Exchange Commission or its staff upon request.